                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 2000, relating to the consolidated financial statements, which appears in Hanover Compressor Company's Annual Report on Form 10-K for the year ended December 31, 1999.



                                             /s/ PricewaterhouseCoopers LLP

Houston, Texas
January 9, 2001